
                                                                    EXHIBIT 99.5

================================================================================

                           TRICO MARINE SERVICES, INC.

                                       and

                       [MELLON INVESTOR SERVICES, L.L.C.],
                                as Warrant Agent

================================================================================
                                Warrant Agreement

                              Dated as of [     , 200_]

                              Warrants to Purchase
                             Shares of Common Stock

================================================================================

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                               TABLE OF CONTENTS

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ARTICLE 1             DEFINITIONS.................................................................................

         Section 1.01          Definitions........................................................................

         Section 1.02          Rules of Construction..............................................................

ARTICLE 2             APPOINTMENT OF WARRANT AGENT................................................................

ARTICLE 3             THE WARRANTS................................................................................

         Section 3.01          Form and Dating; Legends...........................................................

         Section 3.02          Execution and Countersignature.....................................................

         Section 3.03          Registrar..........................................................................

         Section 3.04          Replacement Warrant Certificates...................................................

         Section 3.05          Outstanding Warrants...............................................................

         Section 3.06          Temporary Warrant Certificates.....................................................

         Section 3.07          Cancellation.......................................................................

         Section 3.08          CUSIP and CINS Numbers.............................................................

         Section 3.09          Registration, Transfer and Exchange................................................

ARTICLE 4             TERMS OF WARRANTS; EXERCISE OF WARRANTS.....................................................

         Section 4.01          Terms of Warrants; Exercise of Warrants............................................

ARTICLE 5             COVENANTS OF THE COMPANY....................................................................

         Section 5.01          Maintenance of Office or Agency....................................................

         Section 5.02          Payment of Taxes...................................................................

         Section 5.03          Reservation of Warrant Shares......................................................

         Section 5.04          Stock Exchange Listings............................................................

ARTICLE 6             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE..........................

         Section 6.01          Adjustment of Exercise Price and Number of Warrant Shares Issuable.................

         Section 6.02          Fractional Interests...............................................................

         Section 6.03          Notices to Holders.................................................................

         Section 6.04          No Rights as Stockholders..........................................................

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                                        i

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                                TABLE OF CONTENTS

                                   (continued)

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ARTICLE 7             WARRANT AGENT...............................................................................

         Section 7.01          Warrant Agent......................................................................

         Section 7.02          Individual Rights of Warrant Agent.................................................

         Section 7.03          Replacement of Warrant Agent.......................................................

         Section 7.04          Successor Warrant Agent by Merger..................................................

         Section 7.05          Holder Lists.......................................................................

ARTICLE 8             MISCELLANEOUS...............................................................................

         Section 8.01          Notices............................................................................

         Section 8.02          Supplements and Amendments.........................................................

         Section 8.03          Governing Law......................................................................

         Section 8.04          No Adverse Interpretation of Other Agreements......................................

         Section 8.05          Successors.........................................................................

         Section 8.06          Counterparts; Multiple Originals...................................................

         Section 8.07          Separability.......................................................................

         Section 8.08          Table of Contents and Headings.....................................................

         Section 8.09          Benefits of this Agreement.........................................................

         Section 8.10          Waiver of Jury Trial............................................................

EXHIBIT A                      Form of Face of Warrant Certificate

EXHIBIT B                      Form of Reverse of Warrant Certificate

EXHIBIT C                      DTC Legend

      WARRANT AGREEMENT dated as of [ , 200_], between TRICO MARINE SERVICES, INC., a Delaware corporation (the "Company"), and [MELLON INVESTOR SERVICES, L.L.C., a limited liability company organized under the laws of the _________], as warrant agent (the "Warrant Agent").

      Concurrently with the execution hereof, the Company is emerging from the protection of Chapter 11 of Title 11 of the United States Code pursuant to a plan of reorganization dated [ , 2004], as the same may be amended, restated, supplemented or otherwise modified (the "Plan").

      Pursuant to the terms of, and subject to the conditions contained in, the
Plan, the Company has agreed to issue (i) [     ] Series A Warrants (the "Series
A Warrants") entitling the holders thereof to purchase shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company at a price of $[ ] per share of Common Stock (as adjusted from time to time hereunder, the
"Series A Exercise Price") and (ii) [          ] Series B Warrants (the "Series
B Warrants") entitling the holders thereof to purchase shares of Common Stock at
a price of $[     ] per share of Common Stock (as adjusted from time to time hereunder, the "Series B Exercise Price"). The Series A Warrants and the Series B Warrants are sometimes referred to herein collectively as the "Warrants".

      The Company wishes the Warrant Agent to act on its behalf, and the Warrant Agent is willing to act on behalf of the Company, in connection with the issuance, exchange, transfer and exercise of the Warrants.

      The Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights and obligations of the Company, the Warrant Agent and the registered holders of the certificates evidencing Warrants.

      THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Plan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Warrant Agent, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      Section 1.01 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

      "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agent Member" means a member of, or a participant in, the Depositary.

      "Agreement" means this Warrant Agreement, as amended or supplemented from time to time.

      "Alien" has the meaning provided in Article Six, Section 6 of the Company's Second Amended and Restated Certificate of Incorporation.

      "Board of Directors" means the board of directors or comparable governing body of the Company, or any committee thereof duly authorized to act on its behalf.

      "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City or in the city where the Corporate Trust Office of the Warrant Agent is located are authorized or required by law to close.

      "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock or partnership or membership interests, whether common or preferred.

      "Certificated Warrant" means a Warrant in registered individual form.

      "Commission" means the Securities and Exchange Commission.

      "Common Stock" has the meaning assigned to such term in the preamble of this Agreement.

      "Company" means the party named as such in the preamble of this Agreement, or any successor obligor under this Agreement.

      "Corporate Trust Office" means the office of the Warrant Agent at which the corporate trust business of the Warrant Agent is principally administered, which at the Issue Date is located at [Plaza of the Americas, 600 North Pearl Street, Suite 1010, Dallas, Texas 75201-2884].

      "Daily Price" on any day means (A) the closing price on such day of the Common Stock as reported by the principal national securities exchange on which the shares of Common Stock are then listed and traded; (B) if the shares of Common Stock are not then listed and traded on any such securities exchange, then the last reported sale price on such day on the NASDAQ National Market; (C) if the shares of Common Stock are not then listed and traded on the NASDAQ National Market, then the last reported sale price on such day on the NASDAQ SmallCap Market; or (D) if the shares of Common Stock are not then listed and traded on the NASDAQ SmallCap Market, then the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ. If on any determination date the shares of such class of Common Stock are not quoted by any such organization, then the Daily Price shall be the fair market value of such shares on such determination date as reasonably determined in good faith by the Board of Directors.

      "Depositary" means the depositary of each Global Warrant, which will initially be DTC.

      "DTC" means The Depository Trust Company, a New York corporation, and its successors.

      "DTC Legend" means the legend set forth in Exhibit C.

      "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

      "Global Warrant" means a Warrant in registered global form.

      "Holder" means the record owner of any Warrant.

      "Issue Date" means the date on which the Warrants are originally issued under this Agreement.

      "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

      "Officer" means the chairman of the Board of Directors, the president, the chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary, of the Company.

      "Officers' Certificate" means a certificate signed in the name of the Company (i) by the chairman of the Board of Directors, the president, the chief executive officer or any vice president and (ii) by the chief financial officer, the treasurer or any assistant treasurer or the secretary or any assistant secretary, of the Company.

      "Opinion of Counsel" means a written opinion signed by legal counsel to the Company, reasonably satisfactory to the Warrant Agent.

      "Permitted Percentage" has the meaning provided in Article Six, Section 6 of the Company's Second Amended and Restated Certificate of Incorporation.

      "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" has the meaning assigned to such term in the preamble of this Agreement.

      "Register" has the meaning assigned to such term in Section 3.09.

      "Registrar" means a Person engaged to maintain the Register.

      "Series A Exercise Price" has the meaning assigned to such term in the preamble of this Agreement.

      "Series B Exercise Price" has the meaning assigned to such term in the preamble of this Agreement.

      "Series A Expiration Date" has the meaning assigned to such term in
Section 4.01.

      "Series B Expiration Date" has the meaning assigned to such term in
Section 4.01.

      "Series A Warrants" has the meaning assigned to such term in the preamble of this Agreement.

      "Series B Warrants" has the meaning assigned to such term in the preamble of this Agreement.

      "Warrant Agent" means the party named as such in the preamble of this Agreement or any successor warrant agent under this Agreement pursuant to
Article 7.

      "Warrant Certificate" means a certificate evidencing a Warrant.

      "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

      "Warrants" has the meaning assigned to such term in the preamble of this Agreement.

      Section 1.02 Rules of Construction. Unless the context otherwise requires or except as otherwise expressly provided,

                  (i) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (ii) "herein," "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Section, Article or other subdivision;

                  (iii) all references to Sections, subsections, Articles or Exhibits refer to Sections, subsections, Articles or Exhibits of or to this Agreement unless otherwise indicated; and

                  (iv) references to agreements, instruments, statutes or regulations, are to such agreements, instruments, statutes or regulations, as amended from time to time (or to successor statutes and regulations).

                                   ARTICLE 2
                          APPOINTMENT OF WARRANT AGENT

      The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement and the Warrant Agent hereby accepts such appointment.

                                    ARTICLE 3
                                  THE WARRANTS

      Section 3.01 Form and Dating; Legends. The face of the Warrant Certificates will be substantially in the form attached hereto as Exhibit A and the reverse of the Warrant Certificates will be substantially in the form attached hereto as Exhibit B. The terms and provisions contained in the form of the Warrant Certificates annexed as Exhibits A and B constitute, and are hereby expressly made, a part of this Agreement. The Warrant Certificates may have notations, legends or endorsements required by law, rules of or agreements with national securities exchanges to which the Company is subject. Each Warrant Certificate will be dated the date of its countersignature. The Company and the Warrant Agent, by their execution and delivery of this Agreement, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Warrant Certificate conflicts with the express provisions of this Agreement, the provisions of this Agreement shall govern and be controlling.

      Section 3.02 Execution and Countersignature. (a) An Officer shall execute the Warrant Certificates for the Company by facsimile or manual signature in the name and on behalf of the Company. If an officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Certificate is countersigned, the Warrant will still be valid.

      (b) A Warrant will not be valid until the Warrant Agent manually countersigns the Warrant Certificate, with the signature conclusive evidence that the Warrant Certificate has been countersigned under this Agreement. At any time and from time to time after the execution and delivery of this Agreement, the Company may deliver Warrant Certificates executed by the Company to the Warrant Agent for countersignature. The Warrant Agent will countersign and deliver a number of Warrant Certificates for original issue in an aggregate amount not to exceed the amount stated in the preamble hereof after receipt by the Warrant Agent of an Officers' Certificate specifying:

                  (i) the amount and series of Warrant Certificates to be countersigned and the date on which the Warrant Certificates are to be countersigned, (ii) whether the Warrants are to be issued as one or more Global Warrants or Certificated Warrants, and

                  (ii) other information the Company may determine to include or the Warrant Agent may reasonably request.

      Section 3.03 Registrar. The Company may appoint one or more Registrars or may itself act as Registrar. If the Company appoints a Registrar other than the Warrant Agent, then the Company and the Registrar will enter into an appropriate agreement implementing the provisions of this Agreement relating to the obligations to be performed by the Registrar. The Company initially appoints the Warrant Agent as Registrar.

      Section 3.04 Replacement Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if a Holder delivers to the Company a sworn affidavit that its Warrant Certificate has been lost, destroyed or wrongfully taken, then the Company will issue and the Warrant Agent will countersign a replacement Warrant Certificate. Every replacement Warrant Certificate is an obligation of the Company and entitled to the benefits of this Agreement. If required by the Warrant Agent or the Company, an indemnity must be furnished that is sufficient in the judgment of both the Warrant Agent and the Company to protect the Company and the Warrant Agent from any loss they may suffer if a Warrant Certificate is replaced. The Company may charge the Holder for the expenses of the Company and the Warrant Agent in replacing a Warrant Certificate.

      Section 3.05 Outstanding Warrants. (a) Warrants outstanding at any time are all Warrants represented by Warrant Certificates that have been countersigned by the Warrant Agent except for:

                  (i) Warrant Certificates cancelled by the Warrant Agent or delivered for cancellation;

                  (ii) Warrants exercised by the Holder thereof; and

                  (iii) any Warrant Certificate that has been replaced pursuant to Section 3.04.

      (b) A Warrant shall not cease to be outstanding because the Company or one of its Affiliates holds the Warrant, provided that in determining whether the Holders of the requisite number of the outstanding Warrants have given or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Warrants owned by the Company or any Affiliate of the Company will be disregarded and deemed not to be outstanding (it being understood that in determining whether the Warrant Agent is protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Warrants which the Warrant Agent knows to be so owned will be so disregarded).

      Section 3.06 Temporary Warrant Certificates. Until definitive Warrant Certificates are ready for delivery, the Company may prepare and the Warrant Agent will countersign temporary Warrant Certificates. Temporary Warrant Certificates will be substantially in the form of definitive Warrant Certificates but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officer executing the temporary Warrant Certificates, as evidenced by the execution of the temporary Warrant Certificates. If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates will be exchangeable for definitive Warrant Certificates without charge to the Holder upon surrender of the temporary Warrant Certificates. Upon surrender for cancellation of any temporary Warrant Certificates, the Company will execute and the Warrant Agent will countersign and deliver in exchange therefor a like amount of definitive Warrant Certificates.

      Section 3.07 Cancellation. The Company at any time may deliver to the Warrant Agent for cancellation any Warrant Certificates previously countersigned and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Warrant Agent for cancellation any Warrant Certificates previously countersigned hereunder which the Company has not issued. Any Registrar will forward to the Warrant Agent any Warrant Certificates surrendered to it for transfer, exchange or exercise. The Warrant Agent (and no one else) will cancel all Warrant Certificates surrendered for transfer, exchange, exercise or cancellation and dispose of them in accordance with its normal procedures or the written instructions of the Company. The Company may not issue new Warrants to replace Warrants evidenced by Warrant Certificates that have been exercised or delivered to the Warrant Agent for cancellation. The Registrar shall provide the Company with a list of all Warrant Certificates that have been cancelled.

      Section 3.08 CUSIP and CINS Numbers. The Company in issuing the Warrants may use "CUSIP" and "CINS" numbers, and the Warrant Agent will use CUSIP numbers or CINS numbers in notices as a convenience to Holders, the notice to state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice to any Holder. The Company will promptly notify the Warrant Agent of any change in the CUSIP or CINS numbers.

      Section 3.09 Registration, Transfer and Exchange. (a) The Warrants will be issued in registered form only, and the Company shall cause the Warrant Agent to maintain a register (the "Register") of the Warrants, for registering the record ownership of the Warrants and transfers and exchanges of the Warrants.

      (b) Each Global Warrant will be registered in the name of the Depositary or its nominee and, so long as DTC is serving as the Depositary thereof, will bear the DTC Legend. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Except as provided in this Section 3.09(b) and in Section 3.04, a Global Warrant may not be exchanged for another Warrant, provided, however, that beneficial interests in a Global Warrant may be transferred by Agent Members in accordance with the applicable rules and procedures of the Depositary. Agent Members will have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depositary, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner and Holder of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, the Depositary or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Warrant through an Agent Member) to take any action that a Holder is entitled to take under the Warrants, and nothing herein will impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

      (c) Each Global Warrant will be exchanged by the Company for Certificated Warrants if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Warrant and a successor Depositary is not appointed by the Company within 90 days after the date of such notice or (ii) the Company in its sole discretion determines that the Global Warrants should be exchanged for Certificated Warrants and delivers a notice to such effect to the Warrant Agent. Upon the occurrence of either of such events, the Warrant Agent will promptly exchange all beneficial interest in the Global Warrant for one or more Certificated Warrants of the same series registered in the name of the owner of each beneficial interest, as identified to the Warrant Agent by the Depositary, and thereupon the Global Warrant will be deemed canceled.

      (d) Except as otherwise provided in Section 3.09(b), a Holder may transfer a Warrant to another Person or exchange a Warrant Certificate for another Warrant Certificate of the same amount and series by presenting to the Warrant Agent a written request therefore stating the name of the proposed transferee or requesting such an exchange, accompanied by any document required by this Agreement. The Warrant Agent will promptly register any transfer or exchange that meets the requirements of this Section 3.09(d) by noting the same in the Register. No transfer or exchange will be effective as to the Company, the Warrant Agent and their respective agents until it is registered in the Register. Prior to the registration of any transfer, the Company, the Warrant Agent and their respective agents will treat the Person in whose name the Warrant is registered as the owner and Holder thereof for all purposes, and will not be affected by notice to the contrary. From time to time the Company will execute and the Warrant Agent will countersign additional Warrant Certificates as necessary to permit the registration of a transfer or exchange in accordance with this Section 3.09(d). All Warrants issued upon transfer or exchange shall be the duly authorized, executed and delivered Warrants of the Company entitled to the benefits of this Agreement. No service charge will be imposed in connection with any transfer or exchange of any Warrant, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than a transfer tax or other similar governmental charge payable upon exchange pursuant to Section 3.09(c)).

      (e) If a Warrant Certificate representing a Certificated Warrant is transferred or exchanged for another Warrant Certificate representing a Certificated Warrant, the Warrant Agent will (i) cancel the Warrant Certificate being transferred or exchanged, (ii) deliver one or more new Warrant Certificates representing a number of Warrants of the same series being transferred or exchanged to the transferee (in the case of a transfer) or the Holder of the canceled Warrant Certificate (in the case of an exchange), registered in the name of such transferee or Holder, as applicable, and (iii) if such transfer or exchange involves less than the entire number of Warrants represented by the canceled Warrant Certificate, deliver to the Holder thereof one or more Warrant Certificates representing an aggregate number of Warrants of the same series equal to the untransferred or unexchanged number of the canceled Warrants, registered in the name of the Holder thereof.

                                   ARTICLE 4
                     TERMS OF WARRANTS; EXERCISE OF WARRANTS

      Section 4.01 Terms of Warrants; Exercise of Warrants.

      (a) Each Series A Warrant not exercised prior to 5:00 p.m., New York City time, on [insert fifth anniversary of Effective Date of Plan] (the "Series A Expiration Date") shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. Each Series B Warrant not exercised prior to 5:00 p.m., New York City time, on [insert third anniversary of Effective Date of Plan] (the "Series B Expiration Date") shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

      (b) Subject to the terms of this Agreement, each Series A Warrant shall be exercisable, in full and not in part, at the election of the Holder thereof, during the period commencing at the opening of business on the Issue Date and until 5:00 p.m., New York City time on the Series A Expiration Date, and shall entitle the Holder thereof to receive from the Company [ ] fully paid and nonassessable shares of Common Stock upon exercise of such Series A Warrant and payment of the Series A Exercise Price then in effect in cash, by wire transfer or by certified or official check payable to the order of the Company. Subject to the terms of this Agreement, each Series B Warrant shall be exercisable, in full and not in part, at the election of the Holder thereof, during the period commencing at the opening of business on the Issue Date and until 5:00 p.m., New York City time on the Series B Expiration Date, and shall entitle the Holder thereof to receive from the Company [ ] fully paid and nonassessable shares of Common Stock upon exercise of such Series B Warrant and payment of the Series B Exercise Price then in effect in cash, by wire transfer or by certified or official check payable to the order of the Company.

      (c) In order to exercise all or any of the Warrants, the Holder thereof must deliver to the Warrant Agent at its Corporate Trust Office (i) the Warrant Certificates evidencing such Warrants, (ii) the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and (iii) payment to the Warrant Agent for the account of the Company of the then-current Series A Exercise Price (in the case of exercise of the Series A Warrants) or Series B Exercise Price (in the case of exercise of the Series B Warrants), in the manner set forth in Section 4.01(b) for the number of Warrant Shares in respect of which the Warrants are being exercised.

      (d) No fractional Warrant Shares are to be issued upon any exercise of a Warrant, but rather cash in lieu of fractional shares shall be delivered to the Holder as provided in Section 6.02.

      (e) If fewer than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same series and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent, and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

      (f) All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

      (g) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its Corporate Trust Office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may reasonably request.

      (h) Notwithstanding anything to the contrary set forth in this Agreement or in any Warrant Certificate, no Holder may exercise a Warrant if the Company determines that the issuance of Warrant Shares to the Holder of such Warrant upon the exercise thereof would cause the percentage of shares of Common Stock then outstanding that is owned by Aliens to exceed the Permitted Percentage. The Company may in its discretion require any Holder that seeks to exercise a Warrant to submit such proof of citizenship as the Company may require in order to determine that the issuance of Warrant Shares to the Holder of such Warrant upon the exercise thereof would not cause the percentage of shares of Common Stock then outstanding that is owned by Aliens to exceed the Permitted Percentage.

                                   ARTICLE 5
                            COVENANTS OF THE COMPANY

      Section 5.01 Maintenance of Office or Agency. The Company will maintain an office or agency where Warrants may be surrendered for registration of transfer or exchange or for presentation for exercise. The Company hereby initially designates the Corporate Trust Office of the Warrant Agent as such office of the Company. The Company will give prompt written notice to the Warrant Agent of any change in the location of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Warrant Agent with the address thereof, such surrenders and presentations may be made or served to the Warrant Agent.

      The Company may also from time to time designate one or more other offices or agencies where Warrant Certificates may be surrendered or presented for any of such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Warrant Agent of any such designation or rescission and of any change in the location of any such other office or agency.

      Section 5.02 Payment of Taxes. The Company will pay all documentary, stamp or similar issue or transfer taxes and other governmental charges, if any, in respect of the issuance or delivery of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any taxes or charges which may be payable in respect of any transfer involved in the issue of any Warrants or any Warrant Shares in a name other than that of the Holder of a Warrant surrendered upon exercise, and the Company shall not be required to issue or deliver such Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such taxes or charges or shall have established to the satisfaction of the Company that such taxes or charges have been paid.

      Section 5.03 Reservation of Warrant Shares.

      (a) The Company will at all times reserve and keep available for issuance and delivery, free and clear of all preemptive rights, such number of shares of its authorized but unissued Common Stock or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants.

      (b) Before taking any action which would cause an adjustment pursuant to
Section 6.01 hereof to reduce the Series A Exercise Price or the Series B Exercise Price below the then par value (if any) of its Common Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

      (c) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, and free of preemptive rights with respect to the issuance thereof.

      Section 5.04 Stock Exchange Listings. The Company will from time to time use commercially reasonable efforts to take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which other shares of Common Stock are then listed.

                                   ARTICLE 6
            ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
                                    ISSUABLE

      Section 6.01 Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Series A Exercise Price, the Series B Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Article 6.

      (a) Stock Dividends, Subdivisions and Combinations.

      Except as otherwise provided in Section 6.01(b), if the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares, then (x) (A) the number of shares of Common Stock for which a Series A Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which a Series A Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and
(B) the Series A Exercise Price shall be adjusted to equal (I) the Series A Exercise Price in effect prior to such adjustment multiplied by the number of shares of Common Stock for which a Series A Warrant is exercisable prior to the adjustment, divided by (II) the number of shares for which a Series A Warrant is exercisable immediately after such adjustment and (y) (A) the number of shares of Common Stock for which a Series B Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which a Series B Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (B) the Series B Exercise Price shall be adjusted to equal (I) the Series B Exercise Price in effect prior to such adjustment multiplied by the number of shares of Common Stock for which a Series B Warrant is exercisable prior to the adjustment, divided by (II) the number of shares for which a Series B Warrant is exercisable immediately after such adjustment.

      The adjustment under this Section 6.01(a) shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or combination.

      (b) When De Minimis Adjustment May Be Deferred.

      No adjustment in the Series A Exercise Price or Series B Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Series A Exercise Price or Series B Exercise Price, as the case may be. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
6.01 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

      (c) Notice of Adjustment.

      Whenever the Series A Exercise Price or Series B Exercise Price is adjusted, the Company shall provide the notices required by Section 8.02.

      (d) Reorganization, Reclassification, Merger, Consolidation or Sale.

      After the date hereof, if the Company reorganizes or reclassifies its Capital Stock, consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction each Warrant shall automatically become exercisable solely for the kind and amount of securities, cash or other assets which the Holder would have owned immediately after the reorganization, reclassification, consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this
Section 6.01(d). The successor company shall mail to Holders a notice describing the supplemental Warrant Agreement. This Section 6.01(d) shall not apply to a transaction to which Section 6.01(a) applies.

      (e) Form of Warrant Certificates.

      Irrespective of any adjustments in the Series A Exercise Price, Series B Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

      Section 6.02 Fractional Interests. The Company shall not be required to issue fractional Warrant Shares or scrip representing fractional shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 6.02, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Daily Price per Warrant Share, as determined on the Business Day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

      Section 6.03 Notices to Holders. Upon any adjustment pursuant to Section 6.01, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent an Officer's Certificate setting forth the Series A Exercise Price and the Series B Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) or the kind and amount of securities, cash or other assets to which a Holder is entitled after such adjustment upon exercise of a Warrant and payment of the adjusted Series A Exercise Price or Series B Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the Holders, at the address of such Holder appearing in the Register, written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Article 6.

      Section 6.04 No Rights as Stockholders. Nothing contained in this Agreement or the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever, including the right to receive dividends, as stockholders of the Company.

                                    ARTICLE 7
                                  WARRANT AGENT

      Section 7.01 Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of the Warrants, shall be bound:

      (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

      (b) The Warrant Agent has no duty to determine: (i) when any adjustment under Article 6 should be made, (ii) the manner of calculating any such adjustment or (iii) the amount of any such adjustment. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 6.01(d) or 8.02 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants.

      (c) The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will, when issued, be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

      (d) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates.

      (e) In the absence of bad faith on the part of the Warrant Agent, the Warrant Agent may rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other document believed by the Warrant Agent to be genuine and to have been signed or presented by the proper Person. The Warrant Agent need not investigate any fact or matter stated in the document, but, in the case of any document which is specifically required to be furnished to the Warrant Agent pursuant to any provision hereof, the Warrant Agent shall examine the document to determine whether it conforms to the requirements of the Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). The Warrant Agent, in its sole discretion, may make further inquiry or investigation into such facts or matters as the Warrant Agent may deem appropriate under the circumstances.

      (f) The Warrant Agent may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

      (g) The Warrant Agent will be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders, unless such Holders have offered to the Warrant Agent reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction. All rights of action under this Agreement or under any of the Warrant Certificates may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

      (h) The Warrant Agent may consult with counsel, and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

      (i) No provision of this Agreement will require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives indemnity satisfactory to it against any loss, liability or expense.

      (j) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. No provision of this Agreement shall be construed to relieve the Warrant Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

      Section 7.02 Individual Rights of Warrant Agent. The Warrant Agent, and any stockholder, director, officer or employee of the Warrant Agent, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this

Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other Person.

      Section 7.03 Replacement of Warrant Agent. (a) The Warrant Agent may resign at any time by 30 days' prior written notice to the Company or may be removed at any time by the Company upon 30 days' prior written notice. A resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent will become effective only upon the successor Warrant Agent's acceptance of appointment as provided in Section 7.03(b).

      (b) Upon delivery by the successor Warrant Agent of a written acceptance of its appointment to the retiring Warrant Agent and to the Company, (i) the retiring Warrant Agent will transfer all property held by it as Warrant Agent to the successor Warrant Agent, (ii) the resignation or removal of the retiring Warrant Agent will become effective, and (iii) the successor Warrant Agent will have all the rights, powers and duties of the Warrant Agent under this Agreement. Upon request of any successor Warrant Agent, the Company will execute any and all instruments for fully vesting in and confirming to the successor Warrant Agent all such rights, powers and duties. The Company will give notice of any resignation and any removal of the Warrant Agent and each appointment of a successor Warrant Agent to all Holders, and include in the notice the name of the successor Warrant Agent and the address of its Corporate Trust Office.

      Section 7.04 Successor Warrant Agent by Merger. (a) If the Warrant Agent consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person, the resulting, surviving or transferee Person without any further act will be the successor Warrant Agent with the same effect as if the successor Warrant Agent had been named as the Warrant Agent in this Agreement.

      (b) If, at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates have been countersigned but not delivered, the successor Warrant Agent may adopt the countersignature of the original Warrant Agent; and if any of the Warrant Certificates shall not have been countersigned, the successor Warrant Agent may countersign such Warrant Certificates, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

      Section 7.05 Holder Lists. The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Warrant Agent is not the Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the Holders.

                                    ARTICLE 8
                                 MISCELLANEOUS.

      Section 8.01 Notices. (a) Any notice or communication to the Company will be deemed given if in writing (i) when delivered in person, or (ii) five days after mailing when mailed by registered or certified mail, or (iii) when sent by facsimile transmission, with transmission confirmed. Any notice to the Warrant Agent will be effective only upon receipt. In each case the notice or communication should be addressed as follows:

if to the Company:

      TRICO MARINE SERVICES, INC.
      2401 Fountainview, Suite 920
      Houston, TX  77057
      Attention:
      Facsimile:

if to the Warrant Agent:

      [MELLON INVESTOR SERVICES, L.L.C.
      Plaza of the Americas
      600 North Pearl Street, Suite 1010
      Dallas, TX 75201-2884]
      Attention:
      Facsimile:

      The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

      (b) Except as otherwise expressly provided with respect to published notices, any notice or communication to a Holder will be deemed given when mailed to the Holder at its address as it appears on the Register by first class mail or, as to any Global Warrant registered in the name of DTC or its nominee, as agreed by the Company, the Warrant Agent and DTC. Copies of any notice or communication to a Holder, if given by the Company, will be mailed to the Warrant Agent at the same time. Defect in mailing a notice or communication to any particular Holder will not affect its sufficiency with respect to other Holders.

      Section 8.02 Supplements and Amendments. (a) The Company and the Warrant Agent may amend or supplement this Agreement or the Warrant Certificates without notice to or the consent of any Holder

                  (i) to cure any ambiguity, defect or inconsistency in the Agreement or the Warrant Certificates;

                  (ii) to evidence and provide for the acceptance of an appointment hereunder by a successor Warrant Agent; or

                  (iii) to make any other change that does not adversely affect the rights of any Holder.

      (b) Except as otherwise provided in subsections (a) above or (c) below, the Company and the Warrant Agent may amend this Agreement and the Warrant Certificates with the written consent of the Holders of a majority of the outstanding Warrants, and the Holders of a majority of the outstanding Warrants by written notice to the Warrant Agent may waive future compliance by the Company with any provision of this Agreement or the Warrant Certificates.

      (c) Notwithstanding the provisions of subsection (b) above, without the consent of each Holder affected, an amendment, supplement or waiver may not

                  (i) increase the Series A Exercise Price or Series B Exercise Price except, in each case, for adjustments provided for in Article 6;

                  (ii) decrease the number of Warrant Shares or other securities or property issuable upon exercise of the Warrants except, in each case, for adjustments provided for in Article 6; or

                  (iii) designate an earlier Series A Expiration Date or Series B Expiration Date.

      (d) It is not necessary for Holders to approve the particular form of any proposed amendment, supplement or waiver, but is sufficient if their consent approves the substance thereof.

      (e) An amendment, supplement or waiver under this Section 8.02 will become effective on receipt by the Warrant Agent of written consents from the Holders of the requisite percentage of the outstanding Warrants. After an amendment, supplement or waiver under this Section 8.02 becomes effective, the Company will send to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

      (f) After an amendment, supplement or waiver becomes effective, it will bind every Holder unless such amendment, supplement or waiver is of the type described in Section 8.02(c). If the amendment, supplement or waiver is of the type described in Section 8.02(c), then the amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Warrant with respect to which consent was granted.

      (g) If an amendment, supplement or waiver changes the terms of a Warrant, the Warrant Agent may require the Holder to deliver the Warrant Certificate representing such Warrant to the Warrant Agent so that the Warrant Agent may place an appropriate notation of the new terms on the Warrant Certificate and return it to the Holder, or exchange it for a new Warrant Certificate that reflects the new terms. The Warrant Agent may also place an appropriate notation on any Warrant Certificate thereafter countersigned. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Warrant Certificates as provided in this Section 8.02(g).

      (h) The Warrant Agent is entitled to receive, and will be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Section 8.02 is authorized or permitted by this Agreement. If the Warrant Agent has received such an Opinion of Counsel, the Warrant Agent shall sign the amendment, supplement or waiver so long as the same does not adversely affect the rights of the Warrant Agent.

      Section 8.03 Governing Law. This Agreement, the Warrant Certificates and the Warrants shall be governed by, and construed in accordance with, and all disputes arising out of or relating to this Agreement, the Warrant Certificates and the Warrants will be determined in accordance with, the internal laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

      Section 8.04 No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret any other agreement of the Company, and no such other agreement may be used to interpret this Agreement.

      Section 8.05 Successors. This Agreement will inure to the benefit of and bind the Company, the Warrant Agent and their respective successors and the Holders and their respective transferees.

      Section 8.06 Counterparts; Multiple Originals. The parties may sign one or more counterparts of this Agreement all of which together shall constitute a single agreement. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

      Section 8.07 Separability. In case any provision in this Agreement or in the Warrant Certificates is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      Section 8.08 Table of Contents and Headings. The Table of Contents and headings of the Articles, Sections and subsections of this Agreement have been inserted for convenience of reference only, are not to be considered a part of this Agreement and in no way modify or restrict any of the terms and provisions of this Agreement.

      Section 8.09 Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders any legal or equitable right, remedy or claim under this Agreement.

      Section 8.10 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE COMPANY AND THE WARRANT AGENT HEREBY, AND THE HOLDERS BY THEIR ACCEPTANCE OF THE WARRANTS THEREBY, IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE WARRANT CERTIFICATES OR THE WARRANTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                           TRICO MARINE SERVICES, INC.

                                          By: __________________________________
                                               Name:
                                               Title:

                                          [MELLON INVESTOR SERVICES, L.L.C.], as
                                          Warrant Agent

                                          By: __________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT A

                      [Form of Face of Warrant Certificate]

No. __________ Warrants to Subscribe for shares of Common Stock CUSIP No.

                        Series [A][B] Warrant Certificate

      This Warrant Certificate certifies that [ ], or its registered assigns, is the registered holder of Series [A][B] Warrants (the "Series [A][B] Warrants") to purchase Common Stock, par value $0.01 per share (the "Common Stock"), of Trico Marine Services, Inc., a Delaware corporation. Each Series [A][B] Warrant entitles the registered holder upon exercise at any time from 9:00 a.m. on the Issue Date until 5:00 p.m. New York City Time on [insert third or fifth anniversary Effective Date of Plan] (the "Series [A][B] Expiration Date"), to receive from the Company [ ] fully paid and nonassessable shares of Common Stock (the "Warrant Shares") at an initial exercise price (the "Series [A][B] Exercise Price") of $____ per share payable upon surrender of this Warrant Certificate at the office or agency of the Warrant Agent, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Series [A][B] Exercise Price and number of Warrant Shares issuable upon exercise of the Series [A][B] Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

      Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed below manually or by facsimile by its duly authorized officer.

Dated:  _______________, 200_

                                  TRICO MARINE SERVICES, INC.

                                  By:  _____________________________
                                         Name:
                                         Title:

Countersigned:

[MELLON INVESTOR SERVICES, L.L.C.],
as Warrant Agent

By: ____________________________________
      Name:
      Title:

                                                                       EXHIBIT B

                           TRICO MARINE SERVICES, INC.

                    [Form of Reverse of Warrant Certificate]

      1.    Warrant Agreement.

      The Series [A][B] Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Series [A][B] Warrants issued or to be issued pursuant to a Warrant Agreement dated as of ________________, 200_ (the "Warrant Agreement"), between the Company and [Mellon Investor Services, L.L.C.], as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Series [A][B] Warrants. To the extent permitted by law, in the event of an inconsistency or conflict between the terms of this Warrant Certificate and the Warrant Agreement, the terms of the Warrant Agreement will prevail. Capitalized terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings provided in the Warrant Agreement for purposes of this Warrant Certificate, unless otherwise defined in this Warrant Certificate.

      2.    Exercise.

      Series [A][B] Warrants may be exercised at any time on or after 9:00 a.m on the Issue Date and on or before 5:00 p.m. New York City time on the Series [A][B] Expiration Date. In order to exercise all or any of the Series [A][B] Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent, at its Corporate Trust Office set forth in the Warrant Agreement, this Warrant Certificate and the form of election to purchase below duly completed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Series [A][B] Exercise Price in the manner set forth in the Warrant Agreement for the number of Warrant Shares in respect of which such Warrants are then exercised.

      No Series [A][B] Warrant may be exercised after 5:00 p.m., New York City time on the Series [A][B] Expiration Date, and to the extent not exercised by such time the Series [A][B] Warrants shall become void.

      Notwithstanding anything to the contrary set forth in this Warrant Certificate or in the Warrant Agreement, no holder may exercise a Warrant if the issuance of Warrant Shares to the holder of such Warrant upon the exercise thereof would cause the percentage of shares of Common Stock then outstanding that is owned by Aliens to exceed the Permitted Percentage.

      3.    Adjustments.

      The Warrant Agreement provides that, upon the occurrence of certain events, the Series [A][B] Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. The Warrant Agreement also provides that the number of shares of Common Stock issuable upon the exercise of each Series [A][B] Warrant shall be adjusted in certain events.

      4.    No Fractional Shares.

      No fractions of a share of Common Stock will be issued upon the exercise of any Series [A][B] Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

      5.    Registered Form; Transfer and Exchange.

      The Series [A][B] Warrants are in registered form. Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge (except as specified in the Warrant Agreement), for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Series [A][B] Warrants.

      Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Series [A][B] Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

      The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Series [A][B] Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

      6.    Countersignature.

      This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

      7.    Governing Law.

      This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York

      8.    Abbreviations.

      Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors
Act).

      A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____ shares of Common Stock and herewith tenders payment for such shares to the order of TRICO MARINE SERVICES, INC., in the amount of $ _________ in accordance with the terms hereof.

                                    ______________________________
                                    Signature

Date:

                                    ______________________________
                                    Signature Guaranteed

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Association Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

              SCHEDULE OF EXCHANGES OF INTERESTS OF GLOBAL WARRANTS

The following exchanges of a part of this Global Warrant have been made:

                                 Amount of decrease in      Amount of increase in        Number of Series [A][B] in
                                number of Series [A][B]    number of Series [A][B]          this Global Warrant
                                Warrants in this Global    Warrants in this Global      following such decrease or
   Date of Exchange                     Warrant                    Warrant                      increase
----------------------          -----------------------    -----------------------      --------------------------

                            [FORM OF TRANSFER NOTICE]

      FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto _______________ (the "Assignee") (Please type or print block letters) ______________________________ (Please print or typewrite name and address including zip code of assignee) the within Warrant Certificate and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer the Series [A][B] Warrant represented by this Warrant Certificate on the books of the Company with full power of substitution in the premises.

Date:

Seller

By: ________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: ____________________________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Association Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                                                                       EXHIBIT C

                                   DTC LEGEND

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL WARRANT ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL WARRANT ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE WARRANT AGREEMENT.